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                                                                    EXHIBIT 10.2

                                    LEASE

       THIS AGREEMENT is made and entered into this 11th day of December, 1989, by and between AAA WAREHOUSE, INC., a Corporation existing under the laws of the State of Florida, hereinafter referred to as "Lessor" and CLEWISTON NATIONAL BANK, a corporation existing under the laws of the United State of America, hereinafter referred to as "Lessee," in consideration of the premises and covenants by each made and to be kept to the other, the adequacy of which is hereby confirmed, as follows:

       1.     Leased Property:

              A. The Lessor hereby leases to the Lessee the following described real property to be constructed by the Lessor pursuant to the specifications of Lessee: Office space located at 6th Street and S.R. 25 (U.S.
27), with dimensions of sixteen feet (16') by forty feet (40'), including drive thru lane.

              B. Lessor shall provide a one hundred eight feet (108') by sixty feet (60') paved public parking lot and a paved driveway as specified by Lessee.

              C. Lessor shall provide space at no charge to be utilized by Lessee for a freestanding sign at a location mutually agreed upon by both parties.

       2.     Term of Lease:

              The Lease shall commence on the 1st day of December, 1989, and shall continue thereafter for three (3) years, and shall end on the 30th day of November, 1992.

       3.     Rent:

              The Lessee shall pay to the Lessor, as rent for the leased property, the amount of $20,520.00, payable monthly at $570.00 per month, plus applicable sales tax. All rent shall be paid when due, without demand, at the office of AAA Warehouse, Inc., 6th Street, Post Office Box 430, Moore Haven, Florida, 33471.

       4.     Utilities:

              The Lessee shall be responsible for, and shall pay for in a timely manner, all utilities provided to the leased premises.

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       5.     Use of the Leased Property:

              The Lessee will use the leased property as a bank only, and shall make no unlawful, improper or offensive use of said premises.

       6.     Interior:

              Lessee shall be responsible for the installation and maintenance of all interior furnishings including counters, wall coverings, and flooring. Lessee's personal property can be removed at the termination of this lease, provided that said removal does not damage Lessor's property.

       7.     Access by Lessor:

              The Lessor, or its agents, may enter, inspect and make such repairs to the leased property as the Lessor may reasonably desire, at all reasonable times, but the right to make such repairs shall impose no greater burden upon the Lessor than is provided for in this Lease.

       8.     No Waste, Nuisance, or Unlawful Use:

              Lessee shall not commit, or allow to be committed, any waste on the premises, create or allow any nuisance to exist on the premises, or use or allow the premises to be used for any unlawful purpose.

       9.     Lessee's Assignment, Sublease, or License for Occupation by Other
Persons:

              Lessee agrees not to assign or sublease the leased premises, any part thereof, or any right or privilege connected therewith, or to allow any other person, except Lessee's agents and employees, to occupy the premises or any part thereof, without first obtaining Lessor's written consent. Lessor expressly covenants that such consent shall not be unreasonably or arbitrarily refused. One consent by the Lessor shall not be a consent to a subsequent assignment, sublease, or occupation by other persons. Lessee's unauthorized assignment, sublease, or license to occupy shall be void, and shall terminate the lease at Lessor's option. Lessee's interest in this lease is not assignable by operation of law, nor is any assignment of his interest herein, without Lessor's written consent.

       10.    Insurance:

              Lessee shall procure and maintain in force during the term of this lease and any extension thereof, at his expense, public liability insurance in companies and through brokers approved by Lessor, adequate to protect against liability for damage claims through public use of or arising out of accidents occurring in or around the leased premises, in a minimum amount of Five Hundred Thousand Dollars ($500,000.00), for each person injured, One Million Dollars ($1,000,000.00) for any one accident. Such insurance policies shall provide coverage for Lessor's

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contingent liability on such claims or losses, and shall name Lessors as co-insured. The policies shall be delivered to Lessor for keeping. Lessee agrees to obtain a written obligation from the insurers to notify Lessor in writing at least thirty (30) days prior to cancellation or refusal to renew any such policies. Lessee agrees that if such insurance policies are not kept in force during the entire terms of this lease and any extension thereof, Lessor may procure the necessary insurance and pay the premium therefor, and that such premium shall be repaid to Lessor as an additional rent installment for the month following the date on which such premiums are paid.

       11.    Renewal of Lease:

              This lease may be extended, modified or renewed at any time during this lease with the consent of all parties. Any extension, modification or renewal shall be in writing and signed by all parties. Lessee shall have the option to take a renewal lease for three (3) renewal options at least three (3) years each. The rent for each respective option period shall be the base sum as reflected in Paragraph #3 above plus the respective increase in the cost of living index calculated from December 1, 1989. If at the expiration of this lease the Lessor does not wish to renew this lease, it shall give the Lessee at least thirty (30) days written notice of its intention.

       12.    Mechanic's Liens:

              Pursuant to Sections 713.10, Florida Statutes, the Lessee is specifically prohibited from contracting for any services or materials, or taking any other action which would cause any Mechanic's Lien to attach to the leased property. Further, the Lessor shall not be liable for any materials or services purchased by the Lessee.

              A Memorandum to this Lease may be, at the Lessor's discretion, recorded in the Public Records giving notice that the Lessee is prohibited from taking any action to subject the leased property to any Mechanic's Liens.

       13.    Lessor's Remedies at Lessee's Breach:

              If Lessee breaches this lease, Lessor shall have the following remedies in addition to his other rights and remedies in such event:

              a. REENTRY: Lessor may reenter the premises immediately, and remove all Lessee's personnel and property therefrom. Lessor may store the property in a public warehouse or at another place of his choosing at Lessee's expense or to Lessee's account.

              b. TERMINATION: After reentry, Lessor may terminate the lease giving thirty (30) days' written notice of such termination to Lessee. Reentry only, without notice of termination will not terminate the Lease.

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              c.     RELETTING PREMISES: After reentering, Lessor may relet the premises or any part thereof, for any term, without terminating the lease at such rent and on such terms as they may choose. Lessor may make alterations and repairs to the premises.

                     (1) Liability of Lessee on Reletting. Lessee shall be liable to Lessor in addition to its other liability for breach of the lease for all expenses of the reletting, and of the alterations and repairs made, which Lessor may incur. In addition Lessee shall be liable to Lessor for the difference between the rent received by Lessor under the reletting and the rent installments that are due for the same period under this lease.

                     (2) Application of Rent on Reletting. Lessor at its option may apply the rent received from reletting the premises as follows:

                            (a)    To reduce Lessee's indebtedness to Lessor
under the lease, not including indebtedness for rent;

                            (b)    To expenses of the reletting and alterations
and repairs made;

                            (c)    To rent due under this lease;

                            (d)    To payment of future rent under this lease as
it becomes due.

              If the new Lessee does not pay a rent installment promptly to Lessor, and the rent installment has been credited in advance of payment to Lessee's indebtedness other than rent, or if rentals from the new Lessee have been otherwise applied by Lessor as provided for herein, and during any rent installment period are less than the rent payable for the corresponding installment period under this lease, Lessee agrees to pay Lessor the deficiency separately for each rent installment deficiency period, and before the end of that period.

              Lessor may at any time after such reletting terminate the lese for the breach because of which he reentered and relet.

              Lessor may recover from Lessee on terminating the lease for Lessee's breach all damages proximately resulting from the breach, including the costs of recovering the premises, and the worth of the balance of this lease over the reasonable rental value of the premises for the remainder of the lease term, which sum shall be immediately due Lessor from Lessee.

       14.    Lessee to Pay Lessor's Attorneys' Fees:

              Lessee agrees to pay Lessor's reasonable attorneys' fees for any services rendered in enforcing the terms of this lease.

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       15.    Effect of Lessor's Waiver:

              Lessor's waiver of breach of one covenant or condition of this lease is not waiver of breach of others, or of subsequent breach of the one waived.

       16.    Lease Applicable to Successors:

              This lease and the covenants and conditions hereof apply to and are binding on the heirs, successors, legal representatives, and assigns of the parties.

       17.    Time of the Essence:

              Time is of the essence of this lease.

       18.    Notices:

              Any notice required or permitted to be given under this Agreement shall be deemed validly given when sent by certified mail, return receipt requested, addressed as follows:

              To Lessor:                AAA WAREHOUSE, INC.
                                        Post Office Box 430
                                        Moore Haven, Florida  33471

              To Lessee:                CLEWISTON NATIONAL BANK
                                        950 West Ventura Avenue
                                        Clewiston, Florida   33440

       19.    Miscellaneous:

              This Agreement contains the entire Agreement of the parties and shall not be modified except in writing signed by both parties.

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       IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year above first written.

Witnesses as to Lessor:

(Corporate Seal)                                AAA WAREHOUSE, INC., Lessor


ATTEST:                                         By:
       -----------------------------               ---------------------------
                  Secretary


------------------------------------

------------------------------------

As to Lessor



(Corporate Seal)                                CLEWISTON NATIONAL BANK, Lessee


ATTEST:                                         By:
       -----------------------------               ----------------------------
                  Secretary


------------------------------------

------------------------------------
As to Lessee

STATE OF FLORIDA
COUNTY OF HENDRY

       I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, personally appeared JOSEPH P. BRANCH and ARTHUR SWANSON, to me known to be the President and Secretary respectively of AAA WAREHOUSE, INC., and that they severally acknowledged executing the same in the presence of two subscribing witnesses freely and voluntarily under authority duly vested in them by said corporation and that the seal affixed thereto is the true corporate seal of said corporation.

       WITNESS my hand and official seal in the County and State last aforesaid this 11th day of December, 1989.

My Commission Expires:
                                                   ---------------------------
                                                           Notary Public



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STATE OF FLORIDA
COUNTY OF HENDRY

       I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, personally appeared EDWARE R. CARMODY, JR. and RHONDA DAVIS, to me known to be the President and Vice President and Cashier respectively of CLEWISTON NATIONAL BANK, and that they severally acknowledged executing the same in the presence of two subscribing witnesses freely and voluntarily under authority duly vested in them by said corporation and that the seal affixed thereto is the true corporate seal of said corporation.

       WITNESS my hand and official seal in the County and State last aforesaid this 11th day of December, 1989.

My Commission Expires:                      -----------------------------------
                                            Notary Public


















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AAA SELF-STORAGE
P. O. Box 430
Moore haven, FL  33471

and

CLEWISTON NATIONAL BANK
940 West Ventura Avenue
Clewiston, FL  33440

                                                         Date: November 28, 1995

                       ADDENDUM TO LEASE #__1006_____

       THIS DOCUMENT SERVES AS NOTICE TO ADD BUILDING #2 TO THE LEASE AGREEMENT # 1006 SIGNED ON DEC. 11, 1989. THE COST PER MONTH WILL BE AS FOLLOWING, $100.00 FOR THE TIME BEFORE ANY CONSTRUCTION. THEN AFTER THE STARTING OF WORK ON BUILDING IT WILL BE $200.00 A MONTH UNTIL THE BANK STARTS SERVICE IN IT. AT THAT TIME IT WILL GO TO $385.00 A MONTH. THE RENT AMOUNT STATED IS PLUS SALE TAX AND THE STARTING OF THIS AGREEMENT WILL BE AUG. 1, 1994.

------------------------------

------------------------------                         AAA SELF-STORAGE, INC.


WITNESS TO LESSOR                                      By:
                                                          ---------------------

                                                       CLEWISTON NATIONAL BANK

-----------------------------
                                                       By:
-----------------------------                             ---------------------

                                                       Date:
                                                            -------------------
WITNESS TO LESSEE


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AAA MINI-WAREHOUSES
P. O. Box 430
Moore haven, FL  33471

and

CLEWISTON NATIONAL BANK
940 West Ventura Avenue
Clewiston, FL  33440

                           ADDENDUM TO LEASE #1006

       This letter serves as notice to renew the second three years (December 1, 1992 to November 30, 1995) of the lease signed on December 11, 1989. Adding the 5% "cost of living" to the base rent of $570.00 making it $598.50 per month plus sales tax. This would be a total of $21,546.00 for this rent period. There will be a late charge of $10.00 if payment is received after the 5th of each month.

Seal

-----------------------

-----------------------
                                                 AAA Warehouses, Inc.

Witness to Lessor                                By:
                                                    --------------------
Seal

                                                 Clewiston National Bank

-----------------------                          By:
                                                    --------------------
-----------------------



Witness to Lessee

                                                 Date:  November 6, 1992


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AAA SELF-STORAGE
P. O. Box 430
Moore haven, FL  33471

and

CLEWISTON NATIONAL BANK
940 West Ventura Avenue
Clewiston, FL  33440

                                                         Date: November 28, 1995

                        ADDENDUM TO LEASE #__1006_____

       THIS DOCUMENT SERVES AS NOTICE TO RENEW THE LEASE # 1006 SIGNED ON DECEMBER 11, 1989 ADDING $216.50 TO THE COST PER MONTH RENT GOING FROM $983.50 TO $1200.00 PLUS SALES TAX ON DEC. 1, 1995. THIS WOULD TAKE CARE OF 1996 AND IN 1997 A .05% INCREASE OF $60.00 MAKING IT $1260.00 PER MONTH PLUS TAX, AND IN 1998 WITH $63.00 INCREASE MAKING IT $1323.00 A MONTH PLUS SALES TAX.

EACH RENT CHANGE WOULD BE ON DEC. 1, OF EACH YEAR.


---------------------------------

---------------------------------
                                                   AAA SELF-STORAGE, INC.

WITNESS TO LESSOR                                  By:
                                                      ------------------------

                                                   CLEWISTON NATIONAL BANK

---------------------------------
                                                   By:
---------------------------------                     ------------------------
                                                   Date:
                                                        ----------------------
WITNESS TO LESSEE